FINANCIAL INSTRUMENTS (Details) (CAD) In Millions, unless otherwise specified	Dec. 31, 2014	Dec. 31, 2013	Dec. 31, 2012	Sep. 30, 2012
Trade receivables, gross
Current	88.6	96.3
Past due 1-30 days	2.9	7.5
Past due 31-90 days	1.1	1.2
Past due over 90 days	9.5	1.4
Trade receivables, gross	102.1	106.4
Allowance for doubtful accounts	(2.3)	(1.8)
Trade receivables, net	99.8	104.6
Other receivables, including sales tax recoverables	11.1	11.9
Accounts receivable (note 9)	110.9	116.5	114.0	140.8